Exhibit (14)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in the Proxy Statement/Prospectus and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated April 19, 2005, relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of GMO U.S. Core Fund, GMO Growth Fund, and GMO Small/Mid Cap Growth Fund (formerly GMO Small Cap Growth Fund), of our reports dated April 20, 2005, relating to the financial statements and the financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of GMO Small/Mid Cap Value Fund (formerly GMO Small Cap Value Fund) and GMO Value Fund, of our reports dated April 22, 2005, relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of GMO Intrinsic Value Fund and GMO International Growth Fund, and of our report dated April 25, 2005, relating to the financial statements and the financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of GMO International Disciplined Equity Fund, and which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Experts" in the Proxy Statement/Prospectus.

/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2005

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of John Hancock Funds III: U.S. Quality Equity Fund of our report dated August 26, 2005 with regards to the Statement of Assets and Liabilities dated August 25, 2005 and the Statement of Changes in Net Assets for the date of inception, June 9, 2005 to August 25, 2005, which is incorporated by reference in Form N-14: Prospectus for Class A shares of John Hancock Funds III.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2005